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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         May 2, 2005
                                                ------------------------------

                      ENGINEERED SUPPORT SYSTEMS, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


        MISSOURI                       0-13880                  43-1313242
(State of Incorporation)        (Commission File No.)         (IRS Employer
                                                            Identification No.)


201 Evans Lane, St. Louis, Missouri                                 63121
(Address of principal executive officer)                         (Zip Code)


Registrant's telephone number including area code:  (314) 553-4000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item  7.01        Regulation FD Disclosure.

                  On May 2, 2005 Engineered Support Systems, Inc. (the Company) completed its previously announced acquisition of Mobilized Systems, Inc. (MSI), an industry leader in the design, manufacture and testing of highly specialized trailers, shelters, and environmental control systems primarily for the defense industry located in Cincinnati, Ohio. The all-cash deal involved the purchase of the outstanding equity of MSI for total consideration of $16.2 million in cash up-front plus an interest bearing note payable of $0.8 million. The Company funded the transaction with available cash resources.


Item  9.01        Financial Statements and Exhibits.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number               Description
                  --------------               -----------

                        99 Press Release dated May 2, 2005, issued by Engineered Support Systems, Inc.









                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ENGINEERED SUPPORT SYSTEMS, INC.



Date:    May 4, 2005        BY: /s/  Gary C. Gerhardt
     ------------------        ------------------------------------------------
                                     Gary C. Gerhardt
                                     Vice Chairman and Chief Financial Officer





                                EXHIBIT INDEX



    Exhibit Number                       Description
    --------------                       -----------

        99 Press release dated May 2, 2005, issued by Engineered Support Systems, Inc.